UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

September 30, 2026

Dear Fellow Stockholders:

You are cordially invited to virtually attend the 2026 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of AIM ImmunoTech Inc. (the “Company”). More details on the Annual Meeting can be found in the enclosed Notice of 2026 Annual Meeting of Stockholders and proxy materials. You should have also received a proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s Board of Directors (the “Board”).

We are confident that each of our five director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value. The Board recommends that you vote “FOR” the election of each of Nancy K. Bryan, David I. Chemerow, Thomas K. Equels, Ted D. Kellner, and William M. Mitchell.

Whether or not you intend to virtually attend the Annual Meeting, YOUR VOTE IS VERY IMPORTANT. Our Board urges you to protect your investment by voting “FOR” the election of each of the five director candidates recommended by the Board, “FOR” the ratification, on a non-binding advisory basis, of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers. We hope you will submit a proxy to vote as soon as possible.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your participation in our Annual Meeting.

Sincerely,

/s/ Thomas K. Equels
Thomas K. Equels
Executive Vice Chair of the Board, Chief Executive Officer and President

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC:

150 Clove Road, Suite 400 Little Falls, NJ 07424 Phone: Toll-Free 1-866-206-7485 Email: AIM@allianceadvisors.com

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 17, 2026 AT 11:00 A.M. EASTERN TIME

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company”) will be held on November 17, 2026 at 11:00 A.M. Eastern Time, in a virtual meeting format, via live webcast (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). The Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to participate, irrespective of location.

The Annual Meeting will be held for the following purposes:

1.	To elect five directors to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2027 Annual Meeting of Stockholders, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

2.	To ratify, on a non-binding advisory basis, the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (Proposal 3).

Stockholders may also transact such other business as may properly come before the Annual Meeting.

Who Can Vote:	The Board has fixed the close of business on September 28, 2026 (the “Record Date”), as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record on the Record Date may vote at the Annual Meeting.

Who May Virtually Attend:	All stockholders as of the Record Date are cordially invited to virtually attend the Annual Meeting by visiting https://web.viewproxy.com/AIM/2026, where you will be able to listen to the meeting live, submit questions, and vote. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. To participate in the Annual Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026 by 11:00 A.M. Eastern Time, on November 16, 2026.

How You Can Vote:

Even though you may plan to virtually attend the Annual Meeting, please promptly submit your proxy to vote using one of the following methods: (i) on the Internet by accessing the website address printed on your proxy card, (ii) by telephone by calling the toll-free number on your proxy card using a touch-tone phone and following the instructions to record your vote, or (iii) or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid return envelope. Submitting a proxy to vote by any of these methods will not prevent you from virtually attending the Annual Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your brokerage firm, bank, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee or other nominee to submit your proxy to vote your shares on the enclosed proxy card.

We are confident that each of our five director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.

The Board strongly recommends that you vote on the enclosed proxy card or voting instruction form “FOR” the election of Nancy K. Bryan, David I. Chemerow, Thomas K. Equels, Ted D. Kellner, and William M. Mitchell as directors of the Company, “FOR” Proposal 2, and “FOR” Proposal 3.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE, OR MAIL AS DESCRIBED ON THE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.

Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

By Order of the Board of Directors

/s/ William M. Mitchell
William M. Mitchell
Chair of the Board
Ocala, Florida
September 30, 2026

We are mailing a full set of our printed proxy materials to stockholders on or about October 8, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD VIRTUALLY AT 11:00 A.M. EASTERN TIME, ON NOVEMBER 17, 2026.

The Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge at https://aimimmuno.com/sec-filings. You may also obtain these materials at the website of the U.S. Securities and Exchange Commission at https://www.sec.gov.

Please complete, sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction form provided by your brokerage firm, bank, trustee or other nominee.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or require any assistance in voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC:

150 Clove Road, Suite 400

Little Falls, NJ 07424

Phone: Toll-Free 1-866-206-7485

Email: AIM@allianceadvisors.com

EXPLANATORY NOTE

AIM ImmunoTech Inc. (the “Company”) is a “smaller reporting company,” as defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosure related to executive compensation.

AIM IMMUNOTECH INC.

2117 SW Highway 484

Ocala, FL 34473

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AIM ImmunoTech Inc. (the “Company,” “we” or “us”) for use at the Company’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). This solicitation of proxies is made on behalf of our Board.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2025,” “2024,” “2023,” and “2022,” and the like refer to the fiscal year ending, or ended, on December 31 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE ANNUAL MEETING

2026 Annual Meeting of Stockholders

Time and Date:	On November 17, 2026, at 11:00 A.M. Eastern Time.

Place:	Via live webcast by visiting https://web.viewproxy.com/AIM/2026. To participate in the Annual Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026 by 11:00 A.M. Eastern Time, on November 16, 2026.

Record Date:	The close of business on September 28, 2026 (the “Record Date”).

Proxy Materials:	The Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are first being sent to stockholders of record as of the Record Date on or about October 8, 2026.

Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE PROXY CARD
Proposal 1 - Elect five directors to the Board, each to serve until the Company’s 2027 Annual Meeting of Stockholders, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal;	FOR ALL OF THE BOARD’S CANDIDATES

Proposal 2 - Ratify, on a non-binding advisory basis, the selection of BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and	FOR

Proposal 3 - Approve, on a non-binding advisory basis, our named executive officer compensation.	FOR

We are confident that each of our five director candidates has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.

The Board strongly recommends that you vote on the enclosed proxy card or voting instruction form “FOR” the election of each of Nancy K. Bryan, David I. Chemerow, Thomas K. Equels, Ted D. Kellner, and William M. Mitchell as directors of the Company, “FOR” Proposal 2, and “FOR” Proposal 3.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE, OR MAIL AS DESCRIBED ON THE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.

For more information and up-to-date postings, please go to www.aimimmuno.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the U.S. Securities and Exchange Commission (the “SEC”). If you need assistance with voting or have any questions, please contact Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor assisting us in connection with the Annual Meeting. You may call toll free at 1-866-206-7485 or contact Alliance Advisors by email at AIM@allianceadvisors.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you were a stockholder of record of the Company on the Record Date. Our Board is soliciting your proxy to vote your shares at the Annual Meeting on the matters to be considered at that meeting. The Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement and the form of proxy card are being made available to you on or about October 5, 2026. This Proxy Statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in making an informed decision when voting your shares.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held on November 17, 2026 at 11:00 A.M. Eastern Time, via live webcast at https://web.viewproxy.com/AIM/2026. To participate in the Annual Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026 by 11:00 A.M. Eastern Time, on November 16, 2026. Stockholders will NOT be able to attend the Annual Meeting in person. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Stockholders may log into the meeting platform beginning at 10:30 A.M. Eastern Time, on November 17, 2026. We encourage you to log in prior to the meeting start time. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank, trustee or other nominee in order to vote at the Annual Meeting. If you need assistance with registration, voting or have any questions, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the Annual Meeting.

We will provide stockholders the opportunity to ask questions. Appropriate questions submitted during the Annual Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://aimimmuno.com/stockholder-meeting prior to the date of the Annual Meeting and may include certain procedural requirements.

Even if you plan to virtually attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by submitting a proxy to vote your shares via the Internet or telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to virtually attend the Annual Meeting.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the Annual Meeting.

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What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to virtually attend the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we recommend that you submit a proxy to vote using the enclosed proxy card or via the Internet or telephone prior to the Annual Meeting to ensure that your shares will be represented.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

What matters will be voted on at the Annual Meeting?

The following items are each listed on the proxy card:

1.	The election of five directors to the Company’s Board of Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

2.	The ratification, on a non-binding advisory basis, of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

3.	The approval on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 3).

We will also transact such other matters as may properly come before the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, Thomas K. Equels, our CEO and President, and/or Peter W. Rodino III, our COO, Secretary and General Counsel, the persons named as proxy holder, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the person named as proxy holder will vote your proxy for any one or more other candidates nominated by the Board of Directors.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

●	FOR each of the Board’s five candidates to be elected to serve on the Board until the 2027 Annual Meeting, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on a non-binding advisory basis, of the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

●	FOR the approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3).

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All shares represented by validly executed proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE FOR ALL FIVE OF OUR BOARD’S CANDIDATES NAMED IN THIS PROXY STATEMENT.

Do I have to virtually attend the Annual Meeting to vote?

No. If you want to have your shares voted at the Annual Meeting, but not actually attend the meeting virtually, you may vote by granting a proxy or — for beneficial owners (i.e., “street name” stockholders) — by submitting voting instructions to your brokerage firm, bank, trustee or other nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your brokerage firm, bank, trustee or other nominee for assistance in obtaining a duplicate control number.

Do Europeans holding the Company’s common stock have to vote a different way?

Yes. Europeans holding the Company’s common stock must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on the Record Date, and cast votes on your behalf by November 16, 2026 at 5:00 p.m. Eastern Time.

The proxy materials are available at: https://aimimmuno.com/stockholder-meeting.

How may I obtain a printed copy of the proxy materials?

To receive, free of charge, a separate copy of the Notice of 2026 Annual Meeting of Stockholders and this Proxy Statement or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, stockholders may write or call our offices at the following address or telephone number:

AIM ImmunoTech Inc.

Attn: Investor Relations

2117 SW Highway 484

Ocala, Florida 34473

(352) 448-7797

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, trustee or other nominee to request information.

What is the Record Date and what does it mean?

Our Board established September 28, 2026 as the Record Date for the Annual Meeting. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting.

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What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

Registered Stockholders/Stockholders of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, EQ (formerly American Stock Transfer & Trust Company or “AST”), then you are a stockholder of record (also known as a “registered stockholder”). As a stockholder of record, you may vote by proxy or vote at the virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to submit your proxy as soon as possible by (i) accessing the Internet site, (ii) dialing the phone number on your proxy card and following the instructions, or (iii) if applicable, completing, signing, dating and returning a proxy card to ensure your vote is counted.

Street Name Stockholder/Beneficial Owner: Shares Registered in the Name of a Brokerage Firm, Bank, Trustee or Other Nominee

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your brokerage firm, bank, trustee or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid “legal proxy” from your brokerage firm, bank, trustee or other nominee.

How do I vote?

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, EQ) as of the Record Date, then you may vote by proxy via the Internet, by telephone or by mail by following the instructions provided on the proxy card. Stockholders of record may also vote at the virtual Annual Meeting by visiting https://web.viewproxy.com/AIM/2026 and following the on-screen instructions (have your proxy card ready). You may still attend the virtual Annual Meeting and vote if you have already voted by proxy.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank, trustee or other nominee) as of the Record Date, then you may direct your brokerage firm, bank, trustee or other nominee to vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. To vote at the virtual Annual Meeting, you must obtain a valid proxy from the brokerage firm, bank, trustee or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority.

Your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1 and 3). The “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting, but will have no effect on Proposals 1 and 3. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available.

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If you have any questions or need assistance in voting your proxy, please contact Alliance Advisors, toll-free, at 1-866-206-7485.

Whether or not you expect to attend the Annual Meeting virtually, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (i) visiting https://web.viewproxy.com/AIM/2026 and following the on screen instructions, (ii) calling the number on your proxy card and following the instructions, or (iii) submitting your proxy card by mail in the postage-paid envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above.

If you submit a proxy to vote via the Internet, by telephone, or by mailing a proxy card, your shares will be voted as you direct. For the election of directors (Proposal 1), you may specify whether your shares should be voted “FOR” all, some or none of the nominees listed, up to a total of five directors. With respect to the non-binding, advisory ratification of the selection of the appointment of BDO as our independent registered public accounting firm (Proposal 2) and the non-binding, advisory resolution approving the compensation of our named executive officers (Proposal 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.”

How many shares of common stock are entitled to vote at the Annual Meeting and how many votes do I have?

As of September 28, 2026, the Record Date, there were approximately 39,894,844 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on all matters.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Amended and Restated Certificate of Incorporation, as amended, nor our Amended and Restated By-Laws, as amended (the “Bylaws”), provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Does the Company have cumulative voting?

No. There is no cumulative voting, and the holders of the Company’s common stock vote together as a single class.

How many votes must be present to hold the Annual Meeting?

For the Annual Meeting, under our Bylaws, the presence at the Annual Meeting, by attendance via the virtual meeting website or by proxy, of the holders of 33 and 1/3% of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

For purposes of determining whether a quorum is present, each share of the Company’s common stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly submitted a proxy to have your shares voted via the Internet, by telephone, or by submitting a proxy card or voting instruction form by mail.

What vote is required to approve each proposal?

Proposal 1 - Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the Annual Meeting and entitled to vote on the election of directors. Therefore, the five nominees for director who receive the most “FOR” votes will be elected to our Board.

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Proposal 2 - Ratification of Selection of BDO. The affirmative vote of the holders of a majority of the votes cast on Proposal 2 is required to ratify, on a non-binding advisory basis, the selection of BDO (Proposal 2). Neither our bylaws nor other governing documents or law require stockholder ratification of BDO as our independent registered public accounting firm. Nonetheless, if the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to continue to retain BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Proposal 3 - Advisory Vote to Approve Compensation of Our Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast on Proposal 3 is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 3). Although the advisory vote on Proposal 3 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making a determination concerning executive compensation.

How do abstentions, broker non-votes, and withhold votes affect the voting results?

Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposals 1, 2, or 3. Withhold votes, if any, will have no effect on the outcome of Proposals 1, 2, or 3. Brokers will not have discretionary authority to vote on Proposals 1 or 3, and broker non-votes will have no effect on the outcome of Proposals 1 or 3. Because Proposal 2 is “routine,” we do not expect that any broker non-votes will occur with respect to Proposal 2.

Where will I be able to find the voting results of the Annual Meeting?

We expect to disclose final voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Election and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the polls close at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the Company, Attn: Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473; or

●	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your brokerage firm, bank, trustee or other nominee, you should follow the instructions provided by your brokerage firm, bank, trustee or other nominee to revoke your proxy.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections or without marking your voting selection as to a particular proposal, your shares will be voted “FOR” the election of each of the Company’s five director candidates and “FOR” Proposals 2 and 3 to the extent your proxy card does not indicate otherwise.

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Who may attend the Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders of record as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. To participate in the Annual Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026 by 11:00 A.M. Eastern Time, on November 16, 2026.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank, trustee or other nominee to participate in the Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the Annual Meeting virtually, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by submitting a proxy via the Internet or telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

Is a list of stockholders of record available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to Laurie Santos at Laurie.Santos@AIMimmuno.com to schedule an appointment during ordinary business hours.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who will count the votes?

One or more Inspector of Elections will tabulate the votes.

Who is paying the costs of the proxy solicitation?

The Company will pay the entire cost of the Board’s soliciting of proxies. In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Directors, officers and employees will not be paid any additional or special compensation for soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding solicitation materials to beneficial owners.

We have engaged Alliance Advisors, LLC (“Alliance Advisors”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors a fee of $12,000 and will reimburse Alliance Advisors for its reasonable out-of-pocket expenses and indemnify Alliance Advisors against certain losses, damages, expenses, liabilities or claims.

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When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?

To be considered for inclusion in next year’s proxy materials (the “2027 Annual Meeting”), your proposal must be submitted in writing by June 10, 2027, to the attention of our Corporate Secretary at AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, FL 34473, Attention: Secretary, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

If you wish to nominate a director at the 2027 Annual Meeting, or to bring any other proposal before the 2027 Annual Meeting, that is not to be included in next year’s proxy materials pursuant to Rule 14a-8, you must do so in accordance with the Bylaws, and your notice must be received no earlier than the close of business on July 20, 2027 and no later than the close of business on August 19, 2027; provided, however, that in the event that the date of the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and director nomination that such stockholder intends to present at the 2027 Annual Meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 20, 2027. In the event that the annual meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made.

Who should I call if I have questions about the Annual Meeting or need assistance voting my shares?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Alliance Advisors:

150 Clove Road, Suite 400

Little Falls, NJ 07424

Phone: Toll-Free 1-866-206-7485

Email: AIM@allianceadvisors.com

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INFORMATION CONCERNING BOARD MEETINGS

The Board is responsible for the management and direction of the Company and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by the Board, the directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, directors may rely on the honesty and integrity of the Company’s senior executives and its outside advisers and auditors.

The Board and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer and Chief Financial Officer, as well as reports by other members of senior management, experts and other advisers. Directors are expected to personally attend Board meetings unless the meeting is held by teleconference. The Board held 9 meetings in 2025 and executed 11 unanimous written consents. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees on which the member served, held during the portion of 2025 for which the member was a director or committee member.

In 2025, the non-employee (independent) directors did not meet without employee directors or management personnel present outside of meetings of standing committees of the Board. Interested persons who wish to contact the Chair of the Board or other non-employee directors can do so by sending written comments through the Office of the Secretary of the Company at AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473. The Office will either forward the original materials as addressed or provide directors with summaries of the correspondence, with the originals available for review at the directors’ request.

CONDUCT OF THE ANNUAL MEETING

The Chair of our Board (or in the absence of the Chair, the President (or a Vice President in the absence of the President), or in the absence of the foregoing persons, any person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. Our Board or the person serving as chair of the meeting have authority to establish rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be made available at https://aimimmuno.com/stockholder-meeting prior to the Annual Meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the chair of the meeting may also exercise broad discretion in recognizing stockholders who wish to speak in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct. Instructions for submitting questions and making statements will be posted on the virtual meeting website.

CORPORATE GOVERNANCE

Code of Ethics

In addition, we have a Code of Ethics and Business Conduct for Officers, Directors, Employees, Agents and Consultants (the “Code of Ethics”) that applies to all our employees (including our executive officers), our directors, agents, and consultants. The Code of Ethics is posted under “Corporate Governance” in the Investors section of our website at https://aimimmuno.com/corporate-governance. We will disclose under “Corporate Governance” in the Investors section of our website any amendments to, or any waivers under, the Code of Ethics that are required to be disclosed by the rules of the SEC. On an annual basis, the Code of Ethics is reviewed and signed by each officer, director, employee, and strategic consultant.

Our Code of Ethics contains policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

You may obtain a copy of this Code of Ethics by visiting our website at https://www.aimimmuno.com in the “Investors” tab under “Corporate Governance” or by written request to our office at 2117 SW Highway 484, Ocala, FL 34473.

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Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, we grant stock options to our employees, including our named executive officers. Historically, we have granted new-hire equity awards, which often include stock options, on or soon after a new hire’s employment start date and annual awards, which often include stock options, generally in the first quarter of each fiscal year, which annual grants are typically approved at a regularly scheduled meeting of the Compensation Committee occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of our stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Director Compensation” below. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features.

We do not grant equity awards in anticipation of the release of material nonpublic information, or MNPI, and we do not time the release of MNPI based on equity award grant dates or for the purposes of affecting the value of executive compensation. During 2025, we did not grant any stock options to our named executive officers. We have no information to disclose pursuant to Item 402(x)(2) of Regulation S-K.

We do not have a policy that prohibits employees (including officers) and directors or any of their designees, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities granted to the employee or director by the Company as part of the compensation of the employee or director or otherwise held, directly or indirectly, by the employee or director.

BOARD STRUCTURE

The Board currently separates the roles of Chair of the Board and CEO of the Company. Periodically, our Corporate Governance and Nomination Committee assesses these roles and the Board leadership structure to ensure the interests of the Company and its stockholders are best served.

Currently, the independent Chair position is held by William Mitchell, and our CEO is Thomas K. Equels.

The current separation of the Chair and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chair. The Chair sets the agenda for, and presides over, Board meetings and independent sessions and coordinates the work of the committees of our Board, providing independent oversight and streamlining the CEO’s duties. The Board believes this governance structure promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

Our Board has three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nomination Committee. The Board also has an Executive Committee. Each committee operates under a written charter, which are available on our website https://aimimmuno.com/corporate-governance. Detailed information on our Board and its committees can be found within the respective charter or other governance document.

Audit Committee and Audit Committee Expert

The Audit Committee of our Board consists of Ms. Bryan (Chair) and Dr. Mitchell, Mr. Kellner, and Mr. Chemerow, all of whom have been determined by the Board to be independent directors as required under Section 803A(2) and 803B(2) of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act. The Board has determined that Ms. Bryan, Mr. Chemerow, and Mr. Kellner each qualifies as an “audit committee financial expert,” as that term is defined by the rules and regulations of the SEC.

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We believe that Ms. Bryan, Dr. Mitchell, Mr. Kellner, and Mr. Chemerow to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of the Audit Committee. The principal functions of the Audit Committee are to (1) assist the Board in fulfilling its oversight responsibility relating to the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statement, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (2) select the independent registered public accounting firm, oversee the work of the independent registered public accounting firm, pre-approve all auditing services of the independent registered public accounting firm and evaluate the independent registered public accounting firm’s qualifications, independence and performance; (3) prepare the reports or statements as may be required by the rules of the NYSE American or the SEC; (4) assist the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process and the Company’s system of internal accounting and financial controls; (5) discuss the financial statements and reports with management and the independent registered public accounting firm, including critical accounting policies and practices, the Company’s disclosures in the Company’s Annual Report and any significant financial reporting that arose in the preparation of the audited financial statements; and (6) oversee the Disclosure Control Committee. The Audit Committee is authorized to engage independent counsel and other advisors as it deems necessary.

The primary responsibility of the Audit Committee is to assist the Board in discharging its oversight responsibilities with respect to the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The primary methods used by the Audit Committee to fulfill its responsibility:

●	To appoint, evaluate, and as the Audit Committee may deem appropriate, terminate, and replace the Company’s independent registered public accounting firm;

●	To monitor the independence of the Company’s independent registered public accounting firm;

●	To determine the compensation of the Company’s independent registered public accounting firm;

●	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company’s independent registered public accounting firm;

●	To review the Company’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●	To monitor the integrity of the Company’s financial reporting processes and systems of control regarding finance, accounting, and financial controls;

●	To prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement; and

●	To provide oversight of the DCC to monitor their successful implementation of the DCC’s charter, policies and procedures.

In 2025, the Audit Committee met four times and acted by unanimous written consent on three occasions. All Audit Committee members were in attendance for the meetings, with the exception of one member who was only present for two of the meetings. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee’s Charter, as approved by the Board, is available on our website: https://www.aimimmuno.com in the “Investors” tab under “Corporate Governance.”

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Audit Committee Report

In discharging its responsibilities during the last fiscal year relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with the Company’s independent registered public accounting firm, BDO, the overall scope and process for its audit. The Audit Committee regularly met with BDO, with and without management present, to discuss the results of its examinations, the consideration of our internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee also undertook all required discussions with BDO during the fiscal year ended December 31, 2025 of such matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), rules of the SEC and other applicable regulations. The Audit Committee received from BDO the written and oral disclosures and the letter required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO the independence of their firm.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report for the year ended December 31, 2025.

This report is respectfully submitted by the current members of the Audit Committee of the Board.

Nancy K. Bryan, Committee Chair

David I. Chemerow

Ted D. Kellner

Dr. William M. Mitchell

The material in this audit committee report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee of our Board consists of Nancy K. Bryan (Chair), Dr. William Mitchell, Ted D. Kelner and David I. Chemerow. Each of these Compensation Committee members is “independent” under applicable NYSE American rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act, and an “Outside Director” as defined under the U.S. Treasury regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee oversees implementation and administration of the Company’s compensation and employee benefits programs with the goal of attracting, retaining and motivating executives and officers, as well as other employees, to improve their performance and the Company’s financial performance. In that regard, the Compensation Committee (1) reviews and approves corporate goals and objectives relevant to compensation; (2) evaluates the performance and compensation of the Company’s officers and executives and reviews the compensation of all other non-officer executives of the Company that are considered highly paid; (3) reviews and approves employment agreements, severance agreements, change of control agreements, deferred compensation agreements, perquisites and similar compensation arrangements of the Company’s executive officers; (4) makes recommendations to the Board on the compensation of non-employee members of the Board; (5) administers the Company’s incentive and equity-based compensation plans, including approving the grant of equity awards under such plans, reviewing such plans and making recommendations to the Board regarding the adoption, amendment or termination of such plans; (6) selects and determines the fees and scope of work of its compensation consultants; and (7) reviews the Company’s compensation strategy to assure that it continues to advance the Company’s objectives and promote stockholder value. The full text of the Compensation Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investors” tab under “Corporate Governance.”

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From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. Pursuant to its charter, the Compensation Committee may delegate specific tasks to its Chairperson, a sub-committee, CEO or CFO provided that no such delegation shall be permitted if the authority is required by law, rule, regulation, listing standard or the Company’s Certificate of Incorporation or Bylaws to be exercised by the Compensation Committee as a whole.

The Compensation Committee previously engaged Steven Hall & Partners, LLC (“SH&P”), a nationally recognized independent compensation consultant, as the Company’s independent outside compensation consultant. In November 2022 and in August 2023, the Compensation Committee asked SH&P to conduct new assessments of the Company’s executive compensation programs and how the compensation of the Company’s Chief Executive Officer and Chief Operating Officer compared against comparable companies. SH&P conducted a marketplace assessment and presented a report to the Compensation Committee in December 2022 and again in August 2023 comparing the compensation of the Company’s Chief Executive Officer and Chief Operating Officer with the executive compensation programs of a five-company comparator group. The comparator group consisted of four clinical stage and one commercial stage pharmaceutical and biotechnology companies with comparable revenues and other comparable financial metrics to the Company. The SH&P reports provided an overview of compensation levels for certain executive officer positions in the competitive marketplace and reported that the annual total compensation of the Company’s Chief Executive Officer and Chief Operating Officer ranked second to last and last among the comparator group for those or comparable positions, respectively.

In 2025, the Compensation Committee met one time and acted by unanimous written consent on one occasion. All committee members were in attendance for the meeting. Our General Counsel, Chief Financial Officer, and Director of Human Resources support the Compensation Committee in its work.

Corporate Governance and Nomination Committee

The Corporate Governance and Nomination Committee of our Board consists of Dr. Mitchell (Chair) and Ms. Bryan.

All of the members of the Corporate Governance and Nomination Committee meet the independence standards contained within the NYSE American Company Guide. The full text of the Corporate Governance and Nomination Committee Charter is available on our website: https://aimimmuno.com/corporate-governance.

The Corporate Governance and Nomination Committee is responsible for (1) assisting the Board in identifying, recommending, assessing, recruiting and selecting candidates to serve as members of the Board, including in connection with filling vacancies; (2) assisting the Board in developing criteria for identifying and selecting individuals for nomination to the Board; (3) advising the Board with respect to the Board’s composition, procedures and committees; (4) reviewing, assessing and recommending the Company’s Code of Ethics or other internal policies and guidelines; (5) reviewing the charter of each committee of the Board and recommending to the Board the number, identity and responsibilities of each committee; (6) reviewing the Company’s business practices as they relate to preserving the good reputation of the Company; (7) developing and recommending to the Board procedures for succession planning for Company executives and continuity of the Board; and (8) assessing the effectiveness of the Board in meeting the long-term interests of the stockholders. The Corporate Governance and Nomination Committee is authorized to retain search firms to assist in identifying candidates and to engage consultants and other experts as it deems necessary in fulfilling its duties.

Stockholders who wish to suggest qualified director candidates should write to the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473, stating in detail the qualifications of such persons for consideration by the Corporate Governance and Nomination Committee. Director candidates should demonstrate the qualifications, experience and skills for Board members which are important to the Company’s business and its future, as outlined in Proposal 1 below. Please also refer to the Company’s Bylaws regarding important information for director nominations.

In 2025, the Corporate Governance and Nomination Committee met two times and acted by unanimous written consent on one occasion. All committee members were in attendance for the meetings.

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Disclosure Controls Committee

The Disclosure Controls Committee (“DCC”) reports to the Audit Committee and is responsible for procedures and guidelines on managing disclosure information. This is not a committee of the Board. The purpose of the DCC is to make certain that information required to be publicly disclosed is properly accumulated, recorded, summarized and communicated to the Board and management. This process is intended to allow for timely decisions regarding communications and disclosures and to help ensure that we comply with all applicable laws and regulations. The DCC is responsible for (1) implementing, monitoring and evaluating the Company’s disclosure controls and procedures; (2) reviewing and evaluating the Company’s interactions with the FDA and other similar regulatory bodies; and (3) reviewing earnings and other press releases and periodic reports and proxy statements of the Company that are to be filed with the SEC. Robert Dickey, our CFO, is the DCC’s Investor Relations Coordinator and Chair. The other members of the DCC are Peter Rodino, our COO and General Counsel, Dr. William Mitchell, one of our Independent Directors, Diane Young, our Clinical Project Manager, Jodie Pelz, our Director of Accounting and Finance, and Ann Marie Coverly, Director of HR and Administration serving as the Deputy Investor Relations Coordinator. The full text of the DCC’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investors” tab under “Corporate Governance.” The DCC actively met on numerous occasions in 2025.

Executive Committee

In February 2016, our Board formed the Executive Committee. The Executive Committee reports to the Board, and its purpose is to aid the Board in handling matters which, in the opinion of the Chair of the Board, should not be postponed until the next scheduled meeting of the Board. Mr. Equels, our Chief Executive Officer, is the chair of the Executive Committee and is a member of the Executive Committee along with our four independent directors, Ms. Bryan, Mr. Chemerow, Mr. Kellner, and Dr. Mitchell. The full text of the Executive Committee Charter, as approved by the Board, is available on our website: https://www.aimimmuno.com in the “Investors” tab under “Corporate Governance.” The Executive Committee did not meet in 2025.

Board Role in Risk Oversight

The Board evaluates its leadership structure and role in risk oversight on a periodic basis. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our Company and other relevant factors.

The Board is also responsible for oversight of our risk management practices while management is responsible for the day-to-day risk management processes. Our executive management team evaluates enterprise risks and shares their assessment of such risks with the Audit Committee or the full Board for oversight. In addition, financial risks and our internal control environment are overseen by the Audit Committee, and the Compensation Committee considers how risks taken by management could impact the value of executive compensation.

Communication with the Board

Communications addressed to the Board may be reviewed by one or more of our executive officers, who may determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Interested parties wishing to contact the Board may do so by writing to the following address: AIM ImmunoTech Board of Directors, c/o Peter W. Rodino III, Corporate Secretary, 2117 SW Highway 484, Ocala, Florida 34473. All letters received will be categorized and processed by the Corporate Counsel or Secretary and then forwarded to the Board as appropriate.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about each of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Thomas K. Equels, Esq.	74	Chief Executive Officer, President and Director
Peter W. Rodino, III, Esq.	74	Chief Operating Officer, Executive Director for Governmental Relations, General Counsel and Secretary
Robert Dickey, IV	71	Chief Financial Officer

THOMAS K. EQUELS, M.S., J.D. is our Chief Executive Officer (since 2016), President (since 2015) and Executive Vice Chair (since 2008). He has also been one of our directors since 2008. Mr. Equels was formerly the President and Managing Director of the Equels Law Firm in Miami, Florida. For over a quarter century, he represented national governments, state governments and private companies in banking, insurance, aviation, pharmaceutical and construction matters. He also was on numerous occasions the court-appointed receiver to turn around distressed companies. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

PETER W. RODINO, III, Esq. has served as our Chief Operating Officer since October 2019, Executive Director for Governmental Relations since October 2016, General Counsel since October 2016, and Secretary since November 2016. Previously, he served as a director since July 2013; however, in September 2016, Mr. Rodino resigned as a member of our Board to permit him to serve us in a new capacity. Mr. Rodino has broad legal, financial, and executive experience. In addition to being President of Rodino Consulting LLC and managing partner at several law firms during his many years as a practicing attorney, he served as Chairman and CEO of Crossroads Health Plan, the first major Health Maintenance Organization in New Jersey. He also has had experience as an investment executive in the securities industry and acted as trustee in numerous Chapter 11 complex corporate reorganizations. Previously, as founder and president of Rodino Consulting, Mr. Rodino provided business and government relations consulting services to smaller companies with a focus on helping them develop business plans, implement marketing strategies and acquire investment capital. Mr. Rodino holds a B.S. in Business Administration from Georgetown University and a J.D. degree from Seton Hall University.

ROBERT DICKEY, IV has been our Chief Financial Officer since April 4, 2022. Mr. Dickey was a senior vice president of the Company from 2008 until 2013. Mr. Dickey has more than 25 years of experience in C-suite financial leadership for life science and medical device companies, both private and public, ranging from preclinical development to commercial operations and across a variety of disease areas and medical technologies. Mr. Dickey has served as Managing Director at Foresite Advisors since March 2020 assuming responsibility for CFO advisory, financial analysis, capital raising, and transactional support/execution for public offerings and M&A services at life science companies. Mr. Dickey serves as a member on the board of directors of AngioGenex, and SFA Therapeutics. Throughout his career he has demonstrated C-level (CFO, COO and CEO) and Board level experience in public, private, revenue stage and development stage life sciences and medical device companies, and has played a leading role in two start-ups. Earlier in his career, Mr. Dickey spent 18 years in investment banking, primarily at Lehman Brothers, with a background split between mergers and acquisitions and capital markets transactions. Mr. Dickey is experienced in all stages of the business lifecycle, including start-up, high-growth and turnarounds, and in building businesses and achieving an exit. He also has international experience, expertise in public and private financings, M&A, partnering/licensing transactions, project management and Chapter 11 reorganizations, as well as interacting with boards, VC’s, shareholders and Wall Street.

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DELINQUENT SECTION 16(a) REPORTS

Under federal securities laws, the Company’s directors and officers and any beneficial owner of more than 10% of a class of the Company’s equity securities, are required to report their ownership of the Company’s equity securities and any changes in such ownership in a timely manner. Based solely upon information provided by officers and directors and greater than 10% owners, during the year ended December 31, 2025, we are not aware of any filings not made on a timely basis. The three Forms 4/A filed by Dr. Mitchell on February 20, 2025 were filed to amend timely filed Forms 4 to correct an error in the original filings.

OTHER MATTERS

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any of the Company’s voting securities, or any associate of such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No Family Relationships

There are no family relationships between any of our officers and directors.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our proxy materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement and other annual meeting materials to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

Annual Report

Our Annual Report is being furnished together with this Proxy Statement. You can review and download a copy of our Annual Report by accessing our website, https://aimimmuno.com/sec-filings, or stockholders may request paper copies, without charge, by writing to AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, FL 34473, Attention: Secretary. The Company’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this Proxy Statement. References to websites in this Proxy Statement are intended to be inactive textual references only.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties and other factors. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

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PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

General

At the Annual Meeting, five directors are to be elected to serve until the 2027 Annual Meeting, until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

Unless otherwise specified, the enclosed proxy card will be voted in favor of the election of Nancy K. Bryan, David I. Chemerow, Thomas K. Equels, Ted D. Kellner, and William M. Mitchell. Information is furnished below with respect to all of the Board’s candidates.

Our Bylaws requires that a majority of the Board be comprised of independent directors. The Board has examined the relationship between each of our non-employee directors and the Company and has determined that each of Ms. Bryan, Mr. Chemerow, Mr. Kellner, and Dr. Mitchell qualifies as an “independent” director under the independence standards of the NYSE American rules and SEC rules. Mr. Equels does not qualify as an independent director because he is the Chief Executive Officer of the Company.

We believe our directors represent a desirable mix of backgrounds, skills, education and experiences, and they all share the personal attributes of dedication to be effective directors. In recommending Board candidates, the Corporate Governance and Nomination Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of our business; and (3) diversity in educational and professional background. The Committee also considers a candidate’s judgment, competence, dedication and anticipated participation in Board activities along with experience, geographic location and special talents or personal attributes. The following are qualifications, experience and skills for Board members which are important to the Company’s business and its future:

Leadership Experience: We seek directors who have demonstrated strong leadership qualities. Such leaders bring a variety of perspectives and broad business insight to our Company. The relevant leadership experience that we seek includes a past or current leadership role in a large or entrepreneurial company, a senior faculty position at a prominent educational institution or a past elected or appointed senior government position.

Industry or Academic Experience: We seek directors who have relevant industry experience, both with respect to the disease areas where we are developing new therapies as well as with the economic and competitive dynamics of pharmaceutical markets, including those in which our drugs will be prescribed.

Scientific, Legal, Commercialization or Regulatory Experience: Given the highly technical and specialized nature of biotechnology, we desire that certain of our directors have advanced degrees, as well as drug development experience. Since we are subject to substantial regulatory oversight, both here and abroad by the FDA and other agencies, we also desire directors who have legal, regulatory or commercialization experience.

Finance Experience: We believe that our directors should possess an understanding of finance and related reporting processes, particularly given the complex budgets and long timelines associated with drug development programs.

Each of the Board’s candidates has provided a consent to being named as a nominee of the Board in a proxy statement in connection with the Annual Meeting and stating that such nominee consents to serve if elected as a director, and the Board has no reason to believe that any nominee will be unable to serve. However, if, before the election, any nominee is unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining candidates and for substitute candidates chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute candidates are designated, we will file an amended proxy statement that, as applicable, identifies each substitute candidate, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.

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The Board unanimously recommends voting “FOR” each of the Board’s five candidates for director.

The following material contains information concerning the Board’s candidates, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, age as of the Annual Meeting, and director qualifications relevant to the Board’s determination that each nominee should serve as a director in light of our business as an immuno-pharma company and our structure. The Corporate Governance and Nomination Committee recommended to the Board that it nominate each of Ms. Bryan, Mr. Chemerow, Mr. Equels, Mr. Kellner, and Dr. Mitchell for re-election as a director at the Annual Meeting, and the Board did so nominate the candidates.

Candidates for Election as Director

NANCY K. BRYAN, MBA, age 68, was appointed as a director in March 2023. Ms. Bryan is an established leader with more than 35 years of experience in the life sciences industry. She has served on executive leadership teams and played key roles in biopharmaceutical companies’ successes, including marketing, sales, business development, financing, and communications. From 2013 to 2023, Ms. Bryan served as President and CEO of BioFlorida Inc., an association supporting the advancement of life sciences in Florida. Prior to joining BioFlorida, Ms. Bryan began her career with major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals. She then went on to serve in a number of executive leadership positions in specialty pharmaceuticals and smaller, start-up biotech companies, including Elon Pharmaceuticals, Indevus Pharmaceuticals and NPS Pharmaceuticals. Throughout her career, Ms. Bryan helped develop, launch, and commercialize many products including blockbusters (Zantac, Levitra), major biologics (Tysabri) and orphan drugs for rare diseases (Valstar for bladder cancer, Supprelin LA for central precocious puberty), and helped establish franchises in a wide variety of therapeutic areas, including Oncology, Anti-infectives, GI, Urology and Autoimmune (MS, CD). She has established a successful track record with introducing strategic and tactical solutions to develop global markets as well as launch, grow and turn around established and underperforming drugs, resulting in greater revenue, market share, profitability, and stockholder value.

Ms. Bryan holds a BA in Economics from the University of Virginia and an MBA from Columbia University, and her academic honors include Phi Beta Kappa and Beta Gamma Sigma.

NANCY K. BRYAN, MBA - Director Qualifications:

●	Leadership Experience - President and CEO of BioFlorida; served on executive leadership teams and played a key role in biopharmaceutical companies’ successes including marketing, sales, business development, financing initiatives and investor and PR communications; and

●	Industry/Commercialization Experience - Experience in Biopharmaceuticals in commercial positions of increasing responsibility involving primary care, biologics and specialty markets; throughout her career, she has developed, launched and commercialized many products, major biologics and orphan drugs for rare diseases and has established franchises in a wide variety of therapeutic areas including: Oncology, Anti-infectives, GI and Autoimmune (MS,CD).

David I. Chemerow, age 75, was appointed as a director in February 2025. From August 2016 to September 2017, Mr. Chemerow served as the chief financial officer and treasurer of Comscore, Inc. and from January 2016 to August 2016, Mr. Chemerow served as the chief revenue officer of Comscore, Inc. Mr. Chemerow served as the chief operating officer and chief financial officer of Rentrak Corporation from October 2009 until Rentrak Corporation was merged into Comscore, Inc. in January 2016. Prior to 2009, Mr. Chemerow served as chief financial officer or chief operating officer of several companies. Mr. Chemerow was a member of the board of directors of RiceBran Technologies, Inc., a Nasdaq and OTC company, from 2018 to 2024 and served as the chair of the audit committee and a member of the compensation and nominating and governance committees. Mr. Chemerow previously served as the non-executive chairman of the board of Playboy Enterprises, Inc. and is a member of the board of directors of Dunham’s Athleisure Corporation, a sporting goods retailer. Mr. Chemerow is also a member of the advisory board of Huntington Outdoor, LLC, an outdoor advertising company. Mr. Chemerow serves as vice president of the board of the Pilot Hill Farm Association. Mr. Chemerow is a graduate of Dartmouth College and holds a Master of Business Administration degree from The Amos Tuck School. The Board believes that Mr. Chemerow’s extensive experience, business knowledge and experience as chief operating officer and chief financial officer of several public companies are the attributes, skills, experiences and qualifications that allow Mr. Chemerow to make a valuable contribution as one of our directors.

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DAVID I. CHEMEROW - Director Qualifications:

●	Leadership Experience - Held senior executive roles leveraging his financial, business and operational expertise across multiple companies. Currently serves on the board of directors for Dunham’s Athleisure Corporation and on the Advisory Board of Huntington Outdoor, LLC. Also serves on the board of non-profit theater, The Martha’s Vineyard Playhouse, and is President of the board of the Pilot Hill Farm Association. Previously served as a member of the board of directors of RiceBran Technologies, Inc. and served 15 years as a board member of Playboy Enterprises.

●	Finance Experience - More than 40 years of finance, accounting and operations leadership experience across multiple industries. Served as the Chief Financial Officer and Treasurer, and prior to that as Chief Revenue Officer, of Comscore, Inc., an American-based global media measurement and analytics company. Served as the Chief Operating Officer and Chief Financial Officer of Rentrak Corporation through its merger with Comscore, Inc.

TED D. KELLNER, age 80, was elected as a director of the Company in December 2024. Mr. Kellner is a Chartered Financial Analyst with over 50 years of investment experience and currently manages his personal and family investments after retiring in 2017 from his career as a portfolio manager at Fiduciary Management, Inc., an investment management firm that he founded in 1980. Fiduciary Management, Inc. currently manages approximately $13 billion in assets, pension and profit-sharing trusts, Taft-Hartley and public funds, endowments and personal trusts throughout the United States. He is also the Chairman of Fiduciary Real Estate Development Inc., a business founded by Mr. Kellner in 1984 that owns and manages over $2.5 billion in multi-family residential units. Mr. Kellner previously served as a director of Metavante Technologies, Inc., a then publicly-traded company that provided banking and payments technologies to financial services firms, from 2007 to 2009, and Marshall & Ilsley Corporation, a then publicly-traded bank and financial holding company, from 2000 to 2011. He also served as a director of the American Family Mutual Insurance Company from 2001 to 2018, and currently serves on the board of the Kelben Foundation, a family foundation focused on education and health programs. Mr. Kellner holds a BBA in Finance, Investments, and Banking from the University of Wisconsin.

TED D. KELLNER - Director Qualifications:

●	Leadership Experience - Executive and founder of Fiduciary Management, Inc. and board of directors Chairman and founder of Fiduciary Real Estate Development Inc. Extensive experience serving as an independent board Member on three public company boards, including participation on Executive, Compensation, Finance, and Investment committees. Additionally, he has served as a board member for several private company and non-profit organizations.

●	Finance Experience - Over 50 years of experience with financial analysis both as an executive and investor, executing strategic plans, overseeing day-to-day financial management, and identifying investment monetization opportunities.

WILLIAM M. MITCHELL, M.D., Ph.D., age 91, has served as a director since July 1998 and Chair of the Board since February 2016. Dr. Mitchell has served as a Professor of Pathology, Microbiology & Immunology, at Vanderbilt University School of Medicine since 1966 and is a board-certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 250 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to viral infection, detection in blood of cancer DNA (i.e., the liquid biopsy), and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology, the American Chemical Society, and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the Centers for Disease Control and Prevention (CDC) and the National Institutes of Health, including the initial AIDS and Related Research Review Group. Dr. Mitchell previously served as one of the Company’s directors from 1987 to 1989.

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WILLIAM M. MITCHELL, M.D., Ph.D. - Director Qualifications:

●	Leadership Experience - Professor at Vanderbilt University School of Medicine. He was a member of the Board of Directors for Chronix Biomedical until its recent acquisition/merger by the public company, Oncocyte and was the former Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;

●	Well published medical researcher with extensive investigative experience on virus and immunology issues relevant to the Company’s scientific business along with being a former Director of an entrepreneurial diagnostic company (Chronix Biomedical) involved in next generation DNA sequencing for medical diagnostics; and

●	Scientific, Legal or Regulatory Experience - M.D., Ph.D. and professor at a top ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

THOMAS K. EQUELS, M.S., J.D., age 74, is our Chief Executive Officer (since 2016), President (since 2015) and Executive Vice Chair (since 2008). He has also been one of our directors since 2008. Mr. Equels was formerly the President and Managing Director of the Equels Law Firm in Miami, Florida. For over a quarter century, he represented national governments, state governments and private companies in banking, insurance, aviation, pharmaceutical and construction matters. He also was on numerous occasions the court-appointed receiver to turn around distressed companies. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

THOMAS K. EQUELS, M.S., J.D. - Director Qualifications:

●	Leadership Experience - Military, Owner and former President, Managing Director of Equels Law Firm, Court appointed receiver in numerous industries.

●	Industry Experience - Legal counsel, General Counsel, CFO and CEO to the Company.

●	Scientific, Legal or Regulatory Experience - Law degree with over 25 years as a practicing attorney specializing in litigation, development of clinical trials, creating intellectual property concepts, and established plan to finance drug development.

Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the Annual Meeting and entitled to vote on the election of directors. Therefore, the five nominees for director who receive the most “FOR” votes will be elected to our Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S FIVE CANDIDATES (NANCY K. BRYAN, DAVID I CHEMEROW, THOMAS K EQUELS, WILLIAM M. MITCHELL, AND TED D. KELLNER) TO BE ELECTED TO SERVE AS DIRECTORS ON THE BOARD.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Board, upon the recommendation of the Audit Committee, has appointed BDO to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. BDO has served as our independent registered public accounting firm since January 19, 2021. Our Bylaws do not require that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. However, as a matter of good corporate practice, the Board is requesting that the stockholders ratify the appointment of BDO as a means of soliciting stockholders’ opinions.

All audit and professional services are approved in advance by the Audit Committee to assure such services do not impair the auditor’s independence from us. The total fees by BDO for 2025 were $826,650 and the total fees for 2024 were $814,790.

The following table shows the aggregate fees for professional services rendered during the year ended December 31, 2025 and 2024.

	2025	2024
Description of Fees:
Audit Fees	$774,400	781,300
Tax Fees	52,250	33,490
All Other Fees	-	-
Total	$826,650	814,790

Audit Fees

Audit fees include the audit of our annual financial statements and the review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings. It also includes fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and professional services related to the Company’s filing of SEC Forms S-1, S-3 and S-8 (i.e., stock shelf offering procedures).

Tax Fees

Tax fees include fees billed by BDO for professional services rendered for tax return preparation, compliance, advice and planning services.

The Audit Committee has determined that BDO’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board considered BDO to be well qualified to serve as our independent public accountants. The Audit Committee also pre-approved the charges for services performed in 2025 and 2024.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Ratification

The affirmative vote of the holders of a majority of the votes cast on Proposal 2 is required to ratify, on a non-binding advisory basis, the selection of BDO. Neither our bylaws nor other governing documents or law require stockholder ratification of BDO as our independent registered public accounting firm. Nonetheless, if the stockholders do not ratify the appointment, the Audit Committee will consider any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2026. Even if the appointment of BDO is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives from BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), as we have described below. While this vote is advisory and not binding on our Company relating to the compensation of our NEOs, your vote will provide an important indication of investor sentiment to our Compensation Committee regarding our executive compensation philosophy, policies and practices. As a result of the vote, the Compensation Committee will be able to consider this sentiment when determining future executive compensation.

Your vote is requested. We believe that the information we have provided within the “Executive Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Board recommends that stockholders approve the following advisory resolution:

RESOLVED, that the stockholders of AIM ImmunoTech Inc. approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the AIM ImmunoTech Inc. Proxy Statement pursuant to the compensation disclosure rules of the SEC, including Item 402 of Regulation S-K (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the “EXECUTIVE COMPENSATION” section of the Proxy Statement).

The affirmative vote of the holders of a majority of the votes cast on Proposal 3 is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 3). Although the advisory vote on Proposal 3 is non-binding—as provided by law—the Compensation Committee will review the results of the vote and take them into account in making a determination concerning executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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EXECUTIVE COMPENSATION

This section describes our executive compensation philosophy, process, plans and practices as they relate to our Named Executive Officers (“NEOs”) listed below. The following NEOs are included in the narratives, tables and related disclosures that follow:

●	Thomas K. Equels, Chief Executive Officer (“CEO”) and President;

●	Robert Dickey IV, Chief Financial Officer (“CFO”); and

●	Peter Rodino, Chief Operating Officer (“COO”), Executive Director for Governmental Relations, General Counsel and Secretary.

Objectives and Philosophy of Executive Compensation

The Compensation Committee’s primary objectives for executive compensation are to attract and retain talented executives, tie annual and long-term cash and stock incentives to measurable performance objectives, and align executives’ incentives with stockholder value creation.

To achieve these objectives, and considering the results of prior advisory votes on executive compensation, the Compensation Committee implements and maintains compensation levels that tie a substantial portion of executives’ overall compensation to key strategic, financial and operational goals including the establishment of key strategic relationships, product development and advancement, and common stock price performance. The Compensation Committee sets compensation at levels it believes are comparable with executives at other similarly sized biotechnology companies at a similar stage of development, while taking into account the Company’s relative performance, strategic goals, governmental regulations, and stockholder advisory vote results.

The NEOs voluntarily waived all 2024 and 2025 option awards and all 2024 and 2025 bonus compensation in support of our cash conservation efforts.

Employment and Consulting Agreements

Thomas K. Equels

On November 10, 2020, we entered into an employment agreement with Thomas K. Equels to serve as President, CEO and Executive Vice Chairman. The initial term ended on December 31, 2025, subject to automatic three-year renewals unless either party provides 180 days’ notice of non-renewal. In the event of a change in control, the term automatically extends for three years. The agreement provides for a minimum base salary of $850,000, a target annual bonus of $350,000, an annual car allowance of $18,000, and payment of premiums on a $3 million term-life insurance policy. Mr. Equels is also entitled to an annual nonqualified stock option to purchase 300,000 shares (adjusted for reverse stock splits) and a special cash award equal to (i) 3% of gross proceeds from significant events such as specific licensing agreements or acquisitions of a “therapeutic indication” (i.e., a specific cancer indication, vaccine enhancer for a specific infectious target, broad spectrum antiviral indications, or medical entity associated with persistent severe fatigue); and (ii) 3% of gross proceeds from any sale of the Company. In exchange, Mr. Equels agreed to be bound by the Company’s Confidentiality, Invention and Non-Compete Agreement.

If the Company terminates Mr. Equels’s employment without cause, due to disability, or if he dies during employment, he is entitled to continued payment of his cash compensation (including automobile allowance) and continued grant and vesting of his stock options through the end of the applicable term, plus payment of any special cash awards for qualifying corporate events occurring during the remaining term. If he becomes disabled, he also would receive two years of salary.

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Mr. Equels’ employment agreement was amended in August 2024 and further amended in September 2024. The first amendment revised short term compensation during the one-year period ending August 12, 2025. The Employee’s Short-term compensation consists of a base salary of $750,000 and shares of the Company’s common stock, $0.001 par value, valued at $100,000, such value equal to 100% of the closing price of the Company’s common stock on the NYSE American on the trading date immediately preceding August 12, 2024. The second amendment further revised short term compensation during the one year period ending September 11, 2025. The Employee’s short-term compensation consists of a base salary of $650,000 and shares of the Company’s common stock, $0.001 par value, valued at $100,000, such value equal to 100% of the closing price of the Company’s common stock on the NYSE American on the trading date immediately preceding September 11, 2024.

Peter Rodino

On March 24, 2021, we entered into an employment agreement with Peter W. Rodino, III to serve as Chief Operating Officer and General Counsel. The initial term ended on March 31, 2024, subject to automatic three-year renewals unless either party provides 180 days’ notice of non-renewal. In the event of a change in control, the term automatically extends for three years. The agreement provides for a minimum base salary of $425,000 and an annual car allowance of $14,000. Mr. Rodino is also entitled to an annual nonqualified stock option to purchase 100,000 shares (adjusted for reverse stock splits) and a special cash award equal to (i) 1% of gross proceeds from licensing agreements, therapeutic acquisitions, or other one-time cash generating events; and (ii) 1% of gross proceeds from any sale of the Company. In exchange, Mr. Rodino agreed to be bound by the Company’s Confidentiality, Invention and Non-Compete Agreement.

If the Company terminates Mr. Rodino’s employment without cause, due to disability, or if he dies during employment, he is entitled to continued payment of his cash compensation (including automobile allowance) and continued grant and vesting of his stock options through the end of the applicable term, plus payment of any special cash awards for qualifying corporate events occurring during the remaining term. If he becomes disabled, he also would receive two years of salary if the remaining term is less than two years.

Mr. Rodino’s employment agreement was amended in August 2024 and further amended in September 2024. The first amendment revised short term compensation during the one-year period ending August 12, 2025. The Employee’s Short-term compensation consists of a base salary of $375,000 and shares of the Company’s common stock, $0.001 par value, valued at $50,000, such value equal to 100% of the closing price of the Company’s common stock on the NYSE American on the trading date immediately preceding August 12, 2024.

Robert Dickey IV

On March 1, 2022, the Company entered into a consulting agreement with Foresite Advisors, LLC, a company wholly owned by Robert Dickey IV, for $375 per hour, pursuant to which Mr. Dickey serves as Chief Financial Officer effective April 4, 2022.

26

Summary Compensation Table

The following table provides information on the compensation during the fiscal years ended December 31, 2025 and 2024 of our NEOs.

Name & Principal Position	Year	Salary / Fees $		Bonus $ (1)	Stock Awards $ (2)	Option Awards $ (3)	Non-Equity Incentive Plan Compensation $	Non-qualified Deferred Compensation Earnings $	All Other Compensation $ (4)	Total $
Thomas K Equels	2025	716,667	(5)	-	-	-	-	-	106,316	822,983
CEO & President	2024	783,333		-	200,000	-	-	-	106,392	1,089,725

Robert Dickey IV	2025	108,420		-	-	-	-	-	-	108,420
CFO	2024	49,549		-	-	-	-	-	-	49,549

Peter Rodino	2025	391,666	(6)	-	-	-	-	-	65,348	457,014
COO, Exec. Director for Governmental Relations, General Counsel and Secretary	2024	408,333		-	50,000	-	-	-	63,016	521,349

Notes:

(1)	The NEOs voluntarily waived all 2024 and 2025 bonus compensation in support of the Company’s cash conservation efforts.

(2)	As part of our cash conservation strategy, we issued common stock as a substitute for cash salaries to certain Named Executive Officers. For the year ended December 31, 2024, stock issued as payroll totaled $250,000, which is included in the overall equity-based compensation expense. There was no stock issued as payroll for the year ended December 31, 2025.

(3)	The options for 2024 and 2025 were waived.

(4)	Mr. Equels’ All Other Compensations consists of:

	2024	2025
Life & Disability Insurance	$41,073	$41,073
Healthcare Insurance	26,619	30,998
Car Expenses/Allowance	18,000	18,000
401(k) Matching Funds	20,700	16,245
Total	$106,392	$106,316

Mr. Dickey’s All Other Compensations consists of:

	2024	2025
Life & Disability Insurance	$-	$-
Healthcare Insurance	-	-
Car Expenses/Allowance	-	-
401(k) Matching Funds	-	-
Total	$-	$-

Mr. Rodino’s All Other Compensations consists of:

	2024	2025
Life & Disability Insurance	$2,524	$2,524
Healthcare Insurance	25,392	29,674
Car Expenses/Allowance	14,400	14,400
401(k) Matching Funds	20,700	18,750
Total	$63,016	$65,348

(5)	Includes approximately $141,667 in salary that was voluntarily deferred by Mr. Equels due to Company cash flow concerns.

(6)	Includes approximately $70,833 in salary that was voluntarily deferred by Mr. Rodino due to Company cash flow concerns.

27

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Thomas K. Equels	5	-	-	7,392	6/8/2026	-	-	-	-
President and Chief	68	-	-	2,464.00	6/15/2027	-	-	-	-
Executive Officer	3	-	-	2,156.00	6/15/2027	-	-	-	-
	3	-	-	2,156.00	6/30/2027	-	-	-	-
	4	-	-	2,112.00	7/15/2027	-	-	-	-
	4	-	-	1,848.00	7/31/2027	-	-	-	-
	4	-	-	1,804.00	8/15/2027	-	-	-	-
	5	-	-	1,584.00	8/31/2027	-	-	-	-
	84	-	-	1,628.00	2/13/2028	-	-	-	-
	28	-	-	1,672.00	4/12/2028	-	-	-	-
	68	-	-	1,320.00	5/16/2028	-	-	-	-
	56	-	-	1,320.00	5/16/2028	-	-	-	-
	36	-	-	1,364.00	7/18/2028	-	-	-	-
	64	-	-	968.00	10/17/2028	-	-	-	-
	96	-	-	968.00	1/28/2029	-	-	-	-
	3,000	-	-	307.00	8/12/2030	-	-	-	-
	3,000	-	-	196.00	11/11/2030	-	-	-	-
	3,000	-	-	171.00	11/11/2031	-	-	-	-
	3,000	-	-	41.00	11/30/2032	-	-	-	-
	3,000	-	-	47.00	11/30/2033	-	-	-	-

Total	15,528	-	-			-	-	-	-

Robert Dickey IV	500	-	-	70.00	03/03/2032	-	-	-	-
Chief Financial Officer

Total	500	-	-			-	-	-	-

Peter Rodino	2	-	-	6,864	6/21/2026	-	-	-	-
COO, Exec. Director for Governmental Relations, General Counsel and Secretary	1	-	-	2,156	6/15/2027	-	-	-	-
	1	-	-	2,156	6/30/2027	-	-	-	-
	1	-	-	2,112	7/15/2027	-	-	-	-
	2	-	-	1,848	7/31/2027	-	-	-	-
	2	-	-	1,804	8/15/2027	-	-	-	-
	2	-	-	1,584	8/31/2027	-	-	-	-
	39	-	-	1,628	2/13/2028	-	-	-	-
	22	-	-	1,672	4/12/2028	-	-	-	-
	26	-	-	1,320	5/16/2028	-	-	-	-
	17	-	-	1,364	7/18/2028	-	-	-	-
	30	-	-	968	10/17/2028	-	-	-	-
	45	-	-	968	1/28/2029	-	-	-	-
	750	-	-	185	12/8/2030	-	-	-	-
	1,000	-	-	144	11/30/2031	-	-	-	-
	500	-	-	70	3/03/2032	-	-	-	-
	1,000	-	-	41	11/30/2032	-	-	-	-
	1,000	-	-	47	11/30/2033	-	-	-	-

Total	4,440	-	-			-	-	-	-

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, we grant equity awards, including stock options, to our employees, including our named executive officers. Also, non-employee directors periodically receive annual grants of stock option awards. None were issued in 2024 or 2025. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about our company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

28

DIRECTOR COMPENSATION

The Company’s director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. Directors who are employees of the Company receive no additional compensation for their service on the Board.

The Compensation Committee periodically reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. As part of this review, the Compensation Committee considers the significant time commitment and skill level required by each non-employee director in serving on our board of directors and its various committees. The Compensation Committee uses peer group benchmarks to maintain a market competitive director compensation program.

Mr. Equels does not receive any compensation for services as a director. Mr. Kellner has waived his director compensation.

We reimburse non-employee directors for travel expenses incurred in connection with attending Board, committee, stockholder and special meetings along with other Company business-related expenses. We do not provide retirement benefits or other perquisites to non-employee directors under any current program.

Director Compensation - 2025

Name and Title of Director	Year	Fees Earned or Paid in Cash $		Stock Award $ (1)	Option Award $	Non-Equity Incentive Plan Compensation $	Non-qualified Deferred Compensation Earnings $	All Other Compensation As Director $	Total $
W. Mitchell	2025	41,666	(2)	26,036	—	—	—	—	67,702
Chairman of the Board	2024	109,375		15,625	—	—	—	—	125,000

N. Bryan	2025	37,500	(3)	26,041	—	—	—	—	63,541
Director	2024	109,375		15,625	—	—	—	—	125,000

T. Kellner	2025	—		—	—	—	—	—	—
Director	2024	—		—	—	—	—	—	—

D. Chemerow	2025	37,500	(4)	7,800	—	—	—	—	45,300
Director	2024	—		—	—	—	—	—	—

In March 2023, the Board’s annual cash compensation was reduced from $182,462 to $125,000. In August 2025, the Board’s annual cash compensation was reduced to $90,000 cash with Dr. Mitchell, as chair of the Board, receiving an additional $10,000.

(1)	As part of the Company’s cash conservation strategy, the Company issued common stock as a substitute for cash salaries to certain executive officers and directors.

(2)	Includes $16,666 in directors’ fees that were voluntarily deferred by Dr. Mitchell due to Company cash flow concerns. In 2026, these directors’ fees were waived in their entirety.

(3)	Includes $15,000 in directors’ fees that were voluntarily deferred by Ms. Bryan due to Company cash flow concerns. In 2026, these directors’ fees were waived in their entirety.

(4)	Includes $15,000 in directors’ fees that were voluntarily deferred by Mr. Chemerow due to Company cash flow concerns. In 2026, these directors’ fees were waived in their entirety.

29

Pay Versus Performance

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) (5)
2025	$640,243	$640,243	$246,039	$246,039	$3.64	$(13,958,000)
2024	$1,089,725	$1,067,109	$285,935	$282,166	$63.87	$(17,320,000)
2023	$1,431,301	$1,458,539	$369,860	$375,160	$141.94	$(28,962,000)

(1)	The principal executive officer (“PEO”) and the non-PEO NEOs for each year are as follows: Thomas K. Equels, PEO; Robert Dickey and Peter Rodino, NEOs.

(2)	The dollar amounts reported in the “Compensation Actually Paid to PEO” column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid to the PEO:

Year	Summary Compensation Table Total for PEO	Less: Summary Compensation Table Reported Value of Equity Awards(a)	Plus: Equity Award Adjustments(b)	Equals: Compensation Actually Paid to PEO
2025	$640,243	$-	$-	$640,243
2024	$1,089,725	$(200,000)	$177,384	$1,067,109
2023	$1,431,301	$(128,112)	$155,350	$1,458,539

(a)	Represents the aggregate grant-date fair value of equity awards as reported in the “Option Awards” columns in the “Summary Compensation Table” for the applicable year.

(b)	The equity award adjustments for each applicable year were as set forth in the table below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

30

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2025	$-	$-	-	$-	$-	$-	$-
2024	$-	$-	$200,000	$(22,616)	$-	$-	$177,384
2023	$108,555	$-	$9,869	$36,926	$-	$-	$155,350

The dollar amounts reported in the “Average Compensation Actually Paid to Non-PEO NEOs” column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs (excluding the PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding the PEO) or each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Summary Compensation Table Average Reported Value of Equity Awards	Plus: Average Equity Award Adjustments(x)	Equals: Average Compensation Actually Paid to Non-PEO NEOs
2025	$246,039	$-	$-	$246,039
2024	$285,935	$(25,000)	$21,231	$282,166
2023	$369,860	$(21,352)	$26,652	$375,160

(x)	The amounts deducted or added in calculating the total average equity award adjustments are as follows (figures in columns other than “Total Average Equity Award Adjustments” are rounded to the nearest dollar):

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Average Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2025	$-	$-	$-	$-	$-	$-	$-
2024	$-	$-	$25,000	$(3,769)	$-	$-	$21,231
2023	$18,092	$-	$1,645	$6,915	$-	$-	$26,652

(3)

In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

(4)	Company total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in our common stock during the period commencing on December 31, 2021 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends. The Company TSR reflected in the table above may not be indicative of future performance.

(5)	Represents the amount of net income (loss) reflected in the Company’s audited GAAP financial statements for each applicable fiscal year.

One objective of the “Pay Versus Performance Table” is to illustrate how performance-based features in our executive compensation program operate to index pay to performance. As further explained below, we believe that the table reflects an alignment of compensation actually paid with the decline in the Company’s performance.

31

Compensation Actually Paid versus Company Total Shareholder Return

As outlined in the table, increases in the compensation actually paid values for our PEO and non-PEO NEOs from 2023 to 2025 are directionally aligned with the changes in our total shareholder return over this same period. The decrease in compensation from 2023 to 2025 is primarily a result of the PEO and an NEO not receiving a bonus in 2024 or 2025 when compared to 2023. In 2025 and 2024, the PEO and non-PEO NEOs agreed to voluntarily forego the cash bonuses for 2025 and 2024 for which they are entitled to pursuant to their employment agreements to conserve cash for the Company, which primarily resulted in a reduction in their compensation actually paid. Additionally, the PEO and non-PEO NEO did not receive stock awards for 2025. These reductions were offset by the change in type of salary that they received. The PEO and non-PEO NEO reduced their cash compensation within their salary in 2024 for an annual period and receiving common stock the for the total amount of the reduction, which was valued equal to 100% of the closing price of our common stock on the trading date immediately preceding the date of issuance of the shares in accordance with the compensation arrangements. As a portion of their annual salary for the 2024-2025 period was received in common stock in 2024. Due to this net change the compensation actually paid decreased and was aligned with the total shareholder return decrease. Our compensation programs are structured based on short-term and long-term compensation for the NEOs. As we have been primarily focused on conserving cash in the short-term, these compensation arrangements to reduce cash compensation met our short-term needs. Long-term compensation is provided by non-qualified yearly stock options within yearly vesting. The ultimate value of these equity awards, and the resulting impact on compensation actually paid, aligns with our total shareholder return performance. In 2025, the PEO and non-PEO NEOs were not awarded their yearly stock options. While the overall total shareholder return performance has declined, compensation actually paid decreased as a result of the structuring of the compensation arrangements.

Compensation Actually Paid versus Company Net Income

As outlined in the table, decreases in the compensation actually paid values for our PEO and non-PEO NEOs occurred from 2023 to 2025, while the net loss decreased for the same period. The decrease in compensation actually paid from 2023 to 2025 is primarily the result of the structuring of the compensation arrangements for the PEO and non-PEO NEOs. In 2025 and 2024, the PEO and non-PEO NEOs agreed to voluntarily forego the cash bonuses for 2025 and 2024 for which they are entitled to pursuant to their employment agreements to conserve cash for the Company, which primarily resulted in a reduction in their compensation actually paid, which would not align with the decrease in the net loss. As we have been primarily focused on the clinical and regulatory development of Ampligen and, accordingly, we have not historically used net income (loss) as a performance measurement in our executive compensation. As a pre-commercial stage company, our performance is attributable to the successful execution of our regulatory, clinical, research and commercial goals. Therefore, while the Board monitors our net income (loss), we do not currently believe there is a meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation related matters and waivers of our Code of Ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have adopted procedures in which the Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an annual and case-by-case basis with the approval of the Audit Committee required for all such transactions.

Certain Related Person Transactions

We have employment agreements with certain of our executive officers and have granted such officers and directors options and warrants to purchase our common stock. See the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement for additional information.

33

PRINCIPAL STOCKHOLDERS

The following table sets forth as of the Record Date, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;

●	Each of our directors and NEOs; and

●	All of our directors and executive officers as a group.

The total number of shares of common stock outstanding as of the Record Date was approximately 39,894,844 shares. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Name and Address of Beneficial Owner	Shares Beneficially Owned		% Of Shares Beneficially Owned
Directors and Named Executive Officers
Thomas K. Equels, Executive Vice Chairman, Chief Executive Officer, President	192,345	(1)	*	%
Peter W. Rodino III, Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary	8,456	(2)	*
Robert Dickey IV, Chief Financial Officer	500	(3)	*
William M. Mitchell, M.D., Chairman of the Board of Directors	7,508	(4)	*
Nancy K. Bryan, Director	2,920		*
David Chemerow, Director	78,441	(5)	*
Ted D. Kellner, Director	37,240	(6)	*
Directors and executive officers as a group (7 persons)	327,410		*	%

* Less than 1%

(1)	For Mr. Equels, shares beneficially owned include 50,000 shares issuable upon exercise of warrants and 15,523 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date.

(2)	For Mr. Rodino, shares beneficially owned include 4,438 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date.

(3)	For Mr. Dickey IV, shares beneficially owned include 500 shares issuable upon exercise of options exercisable within 60 days from the Record Date.

(4)	For Dr. Mitchell, shares beneficially owned include 2,283 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date. Also includes one share of common stock owned by his spouse.

(5)	For Mr. Chemerow, shares beneficially owned include 50,000 shares issuable upon exercise of warrants exercisable within 60 days from the Record Date.

(6)	For Mr. Kellner, shares beneficially owned indirectly include 37,240 shares owned by family and other trusts and annuities and a profit sharing/money purchase plan.

34

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SIGN, DATE AND RETURN THE PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE RECOMMEND THAT YOU VOTE “FOR” EACH OF OUR BOARD’S CANDIDATES (NANCY K. BRYAN, DAVID I. CHEMEROW, THOMAS K. EQUELS, TED D. KELLNER, AND WILLIAM M. MITCHELL) ON PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3 USING THE PROXY CARD.

/s/ Peter W. Rodino, III
By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.

September 30, 2026

35

ANNUAL MEETING OF STOCKHOLDERS OF

AIM IMMUNOTECH INC.

November 17, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The notice of annual meeting, proxy statement and form of proxy card are available at: aimimmuno.com/stockholder-meeting

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 111726

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" REGARDING PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Nancy K. Bryan
- ○ David I. Chemerow
- ○ Thomas K. Equels
- ○ Ted D. Kellner
- ○ William M. Mitchell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

AIM IMMUNOTECH INC.
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 17, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Thomas K. Equels and Peter W. Rodino III, and each or either of them, as the attorneys and proxies of the undersigned, with full power of substitution and resubstitution in each, to vote all shares of the common stock of AIM ImmunoTech Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held virtually on November 17, 2026, at 11:00 A.M. Eastern Time (including any adjournments, postponements, or continuations thereof) (the "Annual Meeting").

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE "FOR ALL NOMINEES" IN RESPECT OF PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO SUCH DIRECTION IS GIVEN AS TO A PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON THAT PROPOSAL: "FOR ALL NOMINEES" REGARDING PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3. ONLY STOCKHOLDERS OF RECORD ON SEPTEMBER 28, 2026, MAY VOTE AT THE ANNUAL MEETING.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side)

1.1 14475